UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22557

T. Rowe Price Floating Rate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Floating Rate Fund	May 31, 2021
PRFRX	Investor Class
PAFRX	Advisor Class
TFAIX	I Class
TRIZX	Z Class

T. ROWE PRICE FLOATING RATE FUND

HIGHLIGHTS

■	The Floating Rate Fund returned 9.26% during the 12 months ended May 31, 2021, underperforming its benchmark, the S&P/LSTA Performing Loan Index, and the Lipper peer group average during a period in which an extended recovery in lower-quality loans drove the market’s gains.

■	Several of our larger, high-conviction positions were top contributors to relative performance.

■	We increased the portfolio’s allocation to more cyclical areas of the market, where companies should continue to benefit from the reopening of the economy.

■	The recovery from the coronavirus pandemic should provide a tailwind for corporate earnings growth, and we expect the default rate to trend lower throughout the rest of the year.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during your fund’s fiscal year, the 12-month period ended May 31, 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the rollout of coronavirus vaccines, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 50% range were common across developed and emerging markets. The large-cap S&P 500 Index gained 40% for the 12-month period and finished up nearly 25% above where it stood just before the pandemic roiled markets early last year.

Market leadership shifted during the period as successful vaccine trials in November spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic. Value shares rebounded and outperformed their growth counterparts for the reporting period, and sector leaders also changed. Within the S&P 500, financial stocks produced strong gains as banks benefited from rising longer-term interest rates, and the materials and the industrials and business services sectors outperformed amid higher commodity prices and a rebound in economic growth. Energy stocks, which had negative results in the first half of our reporting period, staged a strong recovery as oil prices rallied to their highest level in more than two years. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, produced more modest gains later in the period.

Outside the U.S., emerging markets generally outpaced stocks in developed markets. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the American Rescue Plan Act into law in March, a $1.9 trillion program that included direct payments of up to $1,400 to most Americans. The Federal Reserve kept its short-term lending rate near zero, and policymakers emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Economic news was also generally positive. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020.

Meanwhile, overall profits for companies in the S&P 500 rose by roughly 52% versus the year before in the first quarter, according to FactSet—the best showing since late 2009.

Inflation data drew increasing attention later in the period as investors tried to assess the impact of higher prices on the broader economy as well as the chance that an overheating economy might lead the Fed to start rolling back its accommodative monetary policies earlier than expected. The central bank’s preferred inflation measure, the core personal consumption expenditures price index, increased 3.1% in the year ended in April, the biggest increase in nearly three decades and above the Fed’s 2% inflation target. However, Fed policymakers stressed that the increase in inflation was a temporary result of the economic recovery and that they remain committed to accommodative policy.

As expected—since higher prices erode the value of the fixed payments provided by bonds—rising inflation concerns were more evident in the fixed income market than in equities. Yields of longer-term Treasuries surged during the first quarter of 2021 as inflation expectations increased, weighing on returns for the sector. (Bond prices and yields move in opposite directions.) High yield bonds, which are less sensitive to interest rate changes, produced strong results, though, and investment-grade corporate bonds also performed well amid solid corporate fundamentals. Mortgage-backed securities, despite considerable Fed support during the period, had negative results amid uncertainty regarding when the central bank would begin tapering its asset purchases.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and in some areas, there are clear signs of speculation. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Floating Rate Fund returned 9.26% in the 12 months ended May 31, 2021, underperforming its benchmark, the S&P/LSTA Performing Loan Index, and the Lipper peer group average during a period in which an extended recovery in lower-quality loans drove the market’s gains. (Results for the fund’s Advisor, I, and Z Class shares varied slightly, reflecting their different fee structures, asset flows, and other factors. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The outperformance of the CCC rating tier was an important theme in the loan market over the past year, a period that encompasses the recovery from the coronavirus pandemic-related sell-off but does not reflect the volatility that rattled risk markets in early 2020. Fiscal stimulus and accommodative Federal Reserve policy provided unprecedented liquidity, which allowed many underperforming companies to survive the downturn and rally during the economic recovery as vaccine distribution became a game changer in terms of consumer behavior.

Two of the portfolio’s top five contributors over the past year were EagleClaw and Caprock Midstream. These midstream natural gas processors in the Permian Basin are sister companies with the same management team. Both names continued to recover along with the energy market as volumes increased amid the rally in oil prices and, perhaps most important, were able to begin generating free cash. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Several of our larger, high-conviction positions—including Ultimate Software and Avantor—continued to be top contributors to relative performance. Ultimate Software, a leading provider of cloud-based human capital management solutions, merged with Kronos—a leader in the workforce management solutions market and long-standing overweight position—during the second quarter of 2020. The combination created an even stronger market-leading product suite, a diversified and sticky customer base, and, in our view, a more recession-resilient recurring revenue profile. The company’s products address business needs, including monitoring employee time and attendance, scheduling, absence management, and workforce analytics.

Avantor is a leading provider of product and service solutions to laboratory and production companies. Increasing demand for its products supported the company’s performance, and management continued to execute on its deleveraging strategy. The strength of its balance sheet should enable Avantor to move forward with its strategic plans for vertically integrated merger and acquisition transactions.

Fighting-event promotion company UFC Holdings was one of the portfolio’s steadiest performers over the past year, as its event production overcame significant pandemic-related hurdles. Enough events were ultimately held that UFC continued to get paid under the terms of its ESPN contract, which accounts for over 70% of the company’s revenue.

Credit selection among CCC loans was the top relative performance detractor over the past year. Lower-quality, low-dollar loans that sold off precipitously in the first quarter of 2020 led market gains by a wide margin over the following year. The Federal Reserve’s supportive policies and fiscal stimulus created unprecedented liquidity in the loan market, which allowed many secularly challenged companies to avoid what appeared to be inevitable bankruptcy during the onset of the pandemic. The portfolio’s CCC holdings were under-risked relative to the market and began the period at higher-dollar price levels compared with the CCC loans in the index. In other words, our lower-quality investments had far less room to run in an asymmetric asset class where capital appreciation is typically capped around par.

Our relative performance suffered during the period as some of the severely stressed credits that we avoided experienced an extended relief rally due to the stimulus efforts and ultimately were among the leading contributors in the index. For example, loans of Travelport, a company that connects travel providers with travel agencies and corporate travel departments, performed well amid the low-quality rally. Although the company did some financial engineering over the past year, we remained concerned that it did not reduce overall debt and believed airlines provided better opportunities to benefit from the rebound in the travel industry.

Envision Healthcare, a health care company that provides physician services and operates ambulatory surgery centers, hurt relative performance, partly due to our meaningful underweight in the name relative to the benchmark. We continue to monitor the company’s performance and liquidity as it navigates managed care contract issues and regulatory changes.

Lighting company Lumileds is another name we avoided that rallied over the past year, weighing on our relative performance. We do not have confidence in this highly levered issuer, and there is uncertainty around whether its debt will be refinanced. However, supportive fundamental conditions allowed many stressed names in the loan market—including Lumileds—to trade significantly higher.

How is the fund positioned?

Before the emergence of the global health crisis, we were very careful and disciplined in terms of the portfolio’s allocation to the lower-quality portion of the B rating tier. As downgrades increased over the past year, the portfolio fared relatively well due to our lower exposure to those riskier credits. However, the pandemic recovery and favorable backdrop for companies created the potential for ratings agencies to move in the other direction. As we became more constructive in our expectations for the economic recovery, we increased the portfolio’s exposure to B rated loans by a few hundred basis points (100 basis points equals 1.00%) and added more subordinate positions in the CCC rating tier to capture additional income.

During the reporting period, we selectively trimmed the portfolio’s exposure to defensive market segments such as cable operators and financials. We used the proceeds to increase the portfolio’s allocation to more cyclical areas of the market, including the airlines, manufacturing, and energy segments, where companies should continue to benefit from the reopening of the economy.

In the airlines sector, for example, we invested in American Airlines’ (AAL) AAdvantage Loyalty IP Ltd. loan. The company came to the market during the period seeking financing intended to repay its Coronavirus Aid, Relief, and Economic Security (CARES) Act loans, which had helped provide AAL with liquidity to get through the worst of the pandemic. The AAdvantage loan is collateralized by cash payments from the major banks that purchase loyalty miles from AAL for credit card spending rewards. Our relative overweight to this deal, as well as participation in similar issuance from United MileagePlus and Delta SkyMiles, allowed the portfolio to benefit from rebounding credits in a cyclical sector where our investment is more tied to consumer charge card spending versus air traffic spending or value of the company’s aircraft fleet.

What is portfolio management’s outlook?

We remain constructive on the loan asset class with our return expectations now being income-driven with average loan levels having reached or surpassed pre-pandemic levels, leaving less upside potential. In our view, loan market liquidity remains solid, companies are able to refinance, there are no near-term maturity concerns, and the default rate should trend lower throughout the rest of the year. However, with loan valuations having recovered, we expect coupon repricings to continue as market conditions allow.

The recovery from the pandemic should provide a tailwind for corporate earnings growth. We expect the U.S. to continue making headway in vaccinations and successfully contain the spread of the coronavirus relative to the prior year. However, as the world is now more connected than ever, we remain focused on the potential impact of new strains of the virus across the globe and are closely monitoring this risk.

From a technical standpoint, robust collateralized loan obligation volumes and strong retail inflows have created substantial demand for the asset class. We are also encouraged that most loans are now coming to the market with LIBOR floors—a minimum value of the benchmark component of the floating rate coupon—which can provide a yield advantage in a low rate environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans.” In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged-loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 5/31/21
Ultimate Software	2.6%
Asurion	2.5
United Airlines	2.2
American Airlines	1.8
UFC Holdings	1.4
HUB International	1.3
Applied Systems	1.2
EG Group	1.2
Ascend Learning	1.2
Epicor Software	1.1
Internet Brands	1.1
CoreLogic	1.1
Petvet Care Centers	1.0
Caesars Entertainment	1.0
Gainwell Acquisition	1.0
Pacific Gas & Electric	0.9
Staples	0.9
Univision	0.9
Charter Nex US	0.9
Life Time	0.9
Duravant	0.9
Clarios Global	0.8
Iridium Communications	0.8
Solera	0.8
CPI Holdco	0.8
Total	**30.3%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
NET ASSET VALUE					
Beginning of period	$ 9.11	$ 9.68	$ 9.81	$ 9.92	$ 9.80
Investment activities					
Net investment income[1][2]	0.37	0.43	0.48	0.41	0.41
Net realized and unrealized gain/loss	0.46	(0.57)	(0.12)	(0.11)	0.12
Total from investment activities	0.83	(0.14)	0.36	0.30	0.53
Distributions					
Net investment income	(0.37)	(0.43)	(0.49)	(0.41)	(0.41)
NET ASSET VALUE					
End of period	**$ 9.57**	**$ 9.11**	**$ 9.68**	**$ 9.81**	**$ 9.92**

Ratios/Supplemental Data

Total return[2][3]	**9.26%**	**(1.56)%**	**3.75%**	**3.07%**	**5.51%**
Ratios to average net assets:[2]					
Gross expenses before waivers/payments by Price Associates	0.76%	0.76%	0.76%	0.78%	0.77%
Net expenses after waivers/payments by Price Associates	0.76%	0.76%	0.76%	0.78%	0.77%
Net investment income	3.88%	4.54%	4.97%	4.18%	4.14%
Portfolio turnover rate	62.0%	75.9%	57.0%	46.1%	55.9%
Net assets, end of period (in millions)	$1,038	$865	$1,472	$1,928	$874

[1] Per share amounts calculated using average shares outstanding method.
[2] See Note 6 for details of expense-related arrangements with Price Associates.
[3] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 5/31/21	5/31/20	5/31/19	5/31/18	11/29/16[1] Through 5/31/17
NET ASSET VALUE					
Beginning of period	$ 9.12	$ 9.68	$ 9.82	$ 9.93	$ 9.87
Investment activities					
Net investment income[2][3]	0.37	0.44	0.50	0.44	0.21
Net realized and unrealized gain/ loss	0.46	(0.56)	(0.14)	(0.13)	0.06
Total from investment activities	0.83	(0.12)	0.36	0.31	0.27
Distributions					
Net investment income	(0.38)	(0.44)	(0.50)	(0.42)	(0.21)
NET ASSET VALUE					
End of period	**$ 9.57**	**$ 9.12**	**$ 9.68**	**$ 9.82**	**$ 9.93**

Ratios/Supplemental Data

Total return[3][4]	**9.26%**	**(1.33)%**	**3.78%**	**3.20%**	**2.71%**
Ratios to average net assets:[3]					
Gross expenses before waivers/ payments by Price Associates	0.65%	0.64%	0.63%	0.65%	0.69%[5]
Net expenses after waivers/ payments by Price Associates	0.65%	0.64%	0.63%	0.65%	0.66%[5]
Net investment income	3.95%	4.65%	5.11%	4.42%	4.13%[5]
Portfolio turnover rate	62.0%	75.9%	57.0%	46.1%	55.9%
Net assets, end of period (in thousands)	$254,834	$116,787	$244,539	$241,969	$1,799

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Z Class

	Year Ended 5/31/21	3/16/20[1] Through 5/31/20
NET ASSET VALUE		
Beginning of period	$ 9.11	$ 8.65
Investment activities		
Net investment income[2][3]	0.45	0.09
Net realized and unrealized gain/loss	0.45	0.46[4]
Total from investment activities	0.90	0.55
Distributions		
Net investment income	(0.44)	(0.09)
NET ASSET VALUE		
End of period	**$ 9.57**	**$ 9.11**

Ratios/Supplemental Data

Total return[3][5]	**10.05%**	**6.38%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.64%	0.64%[6]
Net expenses after waivers/payments by Price Associates	0.03%	0.02%[6]
Net investment income	4.77%	4.77%[6]
Portfolio turnover rate	62.0%	75.9%
Net assets, end of period (in millions)	$2,119	$1,029

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
[5] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[6] Annualized

The accompanying notes are an integral part of these financial statements.

May 31, 2021

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)		
BANK LOANS 88.1% (1)		
Aerospace & Defense 1.1%		
Dynasty Acquisition, FRN, 1M USD LIBOR + 3.50%, 3.703%, 4/6/26	12,004	11,619
Peraton, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/1/28	14,120	14,134
Peraton, FRN, 1M USD LIBOR + 7.75%, 8.75%, 2/1/29	4,645	4,714
TransDigm, FRN, 1M USD LIBOR + 2.25%, 2.343%, 12/9/25	8,338	8,222
		38,689
Airlines 3.8%		
American Airlines, FRN, 1M USD LIBOR + 4.75%, 5.50%, 4/20/28 (2)	27,715	28,546
American Airlines, FRN, 3M USD LIBOR + 1.75%, 1.84%, 6/27/25	3,205	2,965
American Airlines, FRN, 3M USD LIBOR + 2.00%, 2.101%, 12/15/23	10,491	10,138
JetBlue Airways, FRN, 1M USD LIBOR + 5.25%, 6/17/24 (2)	2,530	2,585
Mileage Plus Holdings, FRN, 1M USD LIBOR + 5.25%, 6.25%, 6/21/27	40,015	42,676
SkyMiles IP, FRN, 3M USD LIBOR + 3.75%, 4.75%, 10/20/27	18,735	19,623
United Airlines, FRN, 1M USD LIBOR + 3.75%, 4.50%, 4/21/28	23,390	23,595
		130,128
Automotive 3.0%		
Adient U.S., FRN, 1M USD LIBOR + 3.50%, 3.593%, 4/10/28	4,520	4,524
Autokiniton U.S. Holdings, FRN, 1M USD LIBOR + 4.50%, 5.00%, 4/6/28	4,530	4,558
Clarios Global, FRN, 1M USD LIBOR + 3.25%, 3.343%, 4/30/26	25,928	25,790
Fastlane Parent, FRN, 1M USD LIBOR + 4.50%, 4.593%, 2/4/26	3,136	3,121
LS Group OpCo Acquistion, FRN, 1M USD LIBOR + 3.50%, 4.25%, 11/2/27	5,471	5,471
Mavis Tire Express Services TopCo, FRN, 1M USD LIBOR + 4.00%, 4.75%, 5/4/28 (2)	23,964	24,003
Navistar, FRN, 3M USD LIBOR + 3.50%, 3.662%, 11/6/24	5,343	5,340
Tenneco, FRN, 3M USD LIBOR + 3.00%, 3.093%, 10/1/25	11,597	11,406
Truck Hero, FRN, 1M USD LIBOR + 3.75%, 4.50%, 1/31/28	4,830	4,830
Wand NewCo 3, FRN, 1M USD LIBOR + 3.00%, 3.093%, 2/5/26	5,507	5,445
Wheel Pros, FRN, 1M USD LIBOR + 4.50%, 5.25%, 5/11/28	7,005	7,021
		101,509
Broadcasting 2.5%		
Clear Channel Outdoor Holdings, FRN, 1M USD PRIME + 3.50%, 3.686%, 8/21/26	8,105	7,840
Diamond Sports Group, FRN, 1M USD LIBOR + 3.25%, 3.35%, 8/24/26	3,204	2,294
EW Scripps, FRN, 1M USD LIBOR + 3.00%, 3.75%, 1/7/28	10,350	10,353
iHeartCommunications, FRN, 1M USD LIBOR + 4.00%, 4.75%, 5/1/26 (2)	10,193	10,206
NEP Group, FRN, 3M USD LIBOR + 3.25%, 3.343%, 10/20/25	6,783	6,580

NEP Group, FRN, 3M USD LIBOR + 7.00%, 7.093%, 10/19/26	3,790	3,582
Nexstar Broadcasting, FRN, 1M USD LIBOR + 2.50%, 2.61%, 9/18/26	2,743	2,734
Nexstar Broadcasting, FRN, 3M USD LIBOR + 2.25%, 2.341%, 1/17/24	4,242	4,227
Terrier Media Buyer, FRN, 1M USD LIBOR + 3.50%, 3.593%, 12/17/26	10,812	10,758
Univision Communications, FRN, 1M USD LIBOR + 3.25%, 5/6/28 (2)	16,705	16,608
Univision Communications, FRN, 1M USD LIBOR + 3.75%, 4.75%, 3/15/26 (2)	6,415	6,430
Univision Communications, FRN, 3M USD LIBOR + 2.75%, 3.75%, 3/15/24	5,654	5,645
		87,257
Building Products 0.8%		
CP Atlas Buyer, FRN, 1M USD LIBOR + 3.75%, 4.25%, 11/23/27	5,285	5,272
LEB Holdings USA, FRN, 1M USD LIBOR + 4.00%, 4.093%, 11/2/27	3,426	3,434
Park River Holdings, FRN, 1M USD LIBOR + 3.25%, 4.00%, 12/28/27	5,685	5,647
SRS Distribution, FRN, 1M USD LIBOR + 3.75%, 5/20/28 (2)	8,400	8,379
SRS Distribution, FRN, 3M USD LIBOR + 3.00%, 3.093%, 5/23/25	4,305	4,295
		27,027
Cable Operators 0.8%		
Altice France, FRN, 3M USD LIBOR + 4.00%, 4.155%, 8/14/26	7,891	7,877
Cablevision Lightpath, FRN, 1M USD LIBOR + 3.25%, 3.75%, 11/30/27	5,598	5,603
Eagle Broadband Investments, FRN, 1M USD LIBOR + 3.00%, 3.75%, 11/12/27	6,943	6,929
Radiate Holdco, FRN, 1M USD LIBOR + 3.50%, 4.25%, 9/25/26	8,345	8,354
		28,763
Chemicals 2.3%		
Aruba Investments Holdings, FRN, 1M USD LIBOR + 4.00%, 4.75%, 11/24/27	6,350	6,362
Aruba Investments Holdings, FRN, 1M USD LIBOR + 7.75%, 8.50%, 11/24/28	4,405	4,416
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 3.50%, 4.50%, 11/20/23	2,920	2,909
ASP Unifrax Holdings, FRN, 3M USD LIBOR + 3.75%, 3.953%, 12/12/25	5,566	5,401
Cyanco Intermediate, FRN, 3M USD LIBOR + 3.50%, 3.593%, 3/16/25	5,596	5,510
Diamond BC, FRN, 3M USD LIBOR + 3.00%, 3.186%, 9/6/24	10,978	10,929
Encapsys, FRN, 1M USD LIBOR + 3.25%, 4.25%, 11/7/24	10,569	10,556
Herens U.S. Holdco, FRN, 1M USD LIBOR + 4.00%, 4/30/28 (2)	6,875	6,866

New Arclin U.S. Holding, FRN, 1M USD LIBOR + 4.00%, 5.00%, 2/28/26 (3)	3,390	3,399
Solenis Holdings, FRN, 3M USD LIBOR + 4.00%, 4.135%, 6/26/25	6,093	6,086
Solenis International, FRN, 3M USD LIBOR + 8.50%, 8.635%, 6/26/26	11,750	11,709
Sparta U.S. HoldCo, FRN, 1M USD LIBOR + 3.50%, 4/30/28 (2)	3,635	3,637
		77,780
Consumer Products 2.2%		
ABG Intermediate Holdings 2, FRN, 1M USD LIBOR + 3.25%, 4.00%, 9/27/24	9,168	9,170
ABG Intermediate Holdings 2, FRN, 1M USD LIBOR + 5.25%, 6.25%, 9/27/24	3,455	3,464
Amer Sports Holding, FRN, 3M EURIBOR + 4.50%, 4.50%, 3/30/26 (EUR)	9,050	11,011
DEI Sales, FRN, 1M USD LIBOR + 5.50%, 6.25%, 4/28/28 (2)(3)	6,525	6,427
Kontoor Brands, FRN, 3M USD LIBOR + 4.25%, 4.336%, 5/15/26 (3)	575	578
Life Time, FRN, 1M USD LIBOR + 4.75%, 5.75%, 12/16/24 (2)	24,783	24,841
New Trojan Parent, FRN, 1M USD LIBOR + 3.25%, 3.75%, 1/6/28	2,480	2,474
Ozark Holdings, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/16/27	3,300	3,305
PLNTF Holdings, FRN, 1M USD LIBOR + 8.00%, 9.00%, 3/12/26 (3)	3,500	3,482
Resideo Funding, FRN, 1M USD LIBOR + 2.25%, 2.75%, 2/11/28	3,260	3,256
TGP Holdings III, FRN, 3M USD LIBOR + 4.00%, 5.00%, 9/25/24	3,802	3,798
United PF Holdings, FRN, 1M USD LIBOR + 8.50%, 9.50%, 12/30/26 (3)	4,366	4,388
		76,194
Container 1.7%		
Charter NEX U.S., FRN, 1M USD LIBOR + 4.25%, 5.00%, 12/1/27 (2)	31,811	31,920
Flex Acquisition, FRN, 3M USD LIBOR + 3.25%, 3.452%, 6/29/25	5,058	4,999
Mauser Packaging Solutions Holding, FRN, 3M USD LIBOR + 3.25%, 3.385%, 4/3/24	8,232	8,021
Proampac PG Borrower, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/3/25 (2)	11,950	11,944
		56,884
Energy 2.8%		
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 5.25%, 6/24/24	24,006	23,712
BCP Raptor II, FRN, 3M USD LIBOR + 4.75%, 4.926%, 11/3/25	13,120	12,851
Citgo Holding, FRN, 1M USD LIBOR + 7.00%, 8.00%, 8/1/23 (2)	3,437	3,401
Lucid Energy Group II Borrower, FRN, 3M USD LIBOR + 3.00%, 4.00%, 2/17/25	16,443	16,279
Medallion Midland Acquisition, FRN, 3M USD LIBOR + 3.25%, 4.25%, 10/30/24	12,883	12,748
Navitas Midstream Midland Basin, FRN, 3M USD LIBOR + 4.50%, 5.50%, 12/13/24	13,461	13,465

Prairie ECI Acquiror, FRN, 3M USD LIBOR + 4.75%, 4.843%, 3/11/26	11,118	10,759
Stonepeak Lonestar Holdings, FRN, 1M USD LIBOR + 4.50%, 4.69%, 10/19/26	4,634	4,649
		97,864
Entertainment & Leisure 3.0%		
Alchemy Copyrights, FRN, 1M USD LIBOR + 3.00%, 3.50%, 3/10/28 (3)	3,881	3,871
Alterra Mountain, FRN, 1M USD LIBOR + 4.50%, 5.50%, 8/1/26	1,448	1,450
AMC Entertainment Holdings, FRN, 3M USD LIBOR + 3.00%, 4/22/26 (2)	6,900	6,343
Aristocrat International, FRN, 1M USD LIBOR + 3.75%, 4.75%, 10/19/24	3,397	3,401
ClubCorp Holdings, FRN, 3M USD LIBOR + 2.75%, 2.953%, 9/18/24	6,295	6,035
Delta 2, FRN, 3M USD LIBOR + 2.50%, 3.50%, 2/1/24	9,233	9,168
Nascar Holdings, FRN, 3M USD LIBOR + 2.75%, 2.843%, 10/19/26	2,487	2,480
SeaWorld Parks & Entertainment, FRN, 3M USD LIBOR + 3.00%, 3.75%, 4/1/24	14,025	13,905
UFC Holdings, FRN, 1M USD LIBOR + 3.00%, 3.75%, 4/29/26	46,600	46,520
William Morris Endeavor Entertainment, FRN, 1M USD LIBOR + 8.50%, 9.50%, 5/18/25	2,585	2,740
William Morris Endeavor Entertainment, FRN, 3M USD LIBOR + 2.75%, 2.85%, 5/18/25	7,705	7,501
		103,414
Financial 6.7%		
Acrisure, FRN, 1M USD LIBOR + 3.50%, 3.703%, 2/15/27	6,082	6,020
Alliant Holdings Intermediate, FRN, 1M USD LIBOR + 3.75%, 4.25%, 11/5/27 (2)	19,418	19,432
Apollo Commercial Real Estate Finance, FRN, 1M USD PRIME + 3.50%, 4.00%, 3/11/28 (3)	9,915	9,890
Apollo Commercial Real Estate Finance, FRN, 3M USD LIBOR + 2.75%, 2.843%, 5/15/26 (3)	2,875	2,847
Aretec Group, FRN, 3M USD LIBOR + 4.25%, 4.343%, 10/1/25 (2)	13,184	13,129
Aretec Group, FRN, 3M USD LIBOR + 8.25%, 8.343%, 10/1/26	25	25
AssuredPartners, FRN, 1M USD LIBOR + 4.50%, 5.50%, 2/12/27 (2)	8,409	8,416
Citadel Securities, FRN, 1M USD LIBOR + 2.50%, 2.586%, 2/2/28	5,500	5,460
Deerfield Dakota Holding, FRN, 1M USD LIBOR + 3.75%, 4.75%, 4/9/27	9,047	9,086
Deerfield Dakota Holding, FRN, 1M USD LIBOR + 6.75%, 7.50%, 4/7/28 (3)	5,240	5,358
Edelman Financial Center, FRN, 3M USD LIBOR + 6.75%, 6.841%, 7/20/26 (2)	13,603	13,637
Edelman Financial Engines Center, FRN, 1M USD LIBOR + 3.75%, 4.50%, 4/7/28	8,715	8,720
EIG Management, FRN, 3M USD LIBOR + 3.75%, 4.50%, 2/24/25	2,333	2,320

Hightower Holding, FRN, 1M USD LIBOR + 4.00%, 4.75%, 4/21/28	5,895	5,908
HUB International, FRN, 1M USD LIBOR + 2.75%, 2.926%, 4/25/25	2,778	2,750
HUB International, FRN, 1M USD LIBOR + 3.25%, 4.00%, 4/25/25	35,984	35,994
Hyperion Refinance Sarl, FRN, 1M USD LIBOR + 3.75%, 4.75%, 11/12/27	5,096	5,109
Jane Street Group, FRN, 1M USD LIBOR + 2.75%, 2.843%, 1/26/28 (2)	3,297	3,273
Navacord, FRN, 1M CAD CDOR + 4.25%, 5.00%, 3/16/28 (CAD) (3)	7,755	6,443
Navacord, FRN, 1M CAD CDOR + 7.50%, 8.00%, 3/26/29 (CAD) (3)	3,510	2,920
Nexus Buyer, FRN, 1M USD LIBOR + 3.75%, 3.843%, 11/9/26	3,419	3,414
Ryan Specialty Group, FRN, 1M USD PRIME + 2.00%, 3.75%, 9/1/27	8,310	8,305
Sedgwick Claims Management Services, FRN, 1M USD LIBOR + 4.25%, 5.25%, 9/3/26 (2)	4,121	4,123
Sedgwick Claims Management Services, FRN, 3M USD LIBOR + 3.25%, 3.343%, 12/31/25	4,618	4,564
Tegra118 Wealth Solutions, FRN, 1M USD LIBOR + 4.00%, 4.155%, 2/18/27	5,383	5,388
USI, FRN, 1M USD LIBOR + 3.25%, 3.453%, 12/2/26	3,283	3,255
USI, FRN, 3M USD LIBOR + 3.00%, 3.203%, 5/16/24	22,523	22,333
VFH Parent, FRN, 1M USD LIBOR + 3.00%, 3.115%, 3/1/26 (2)	3,688	3,686
Zebra Buyer, FRN, 1M USD LIBOR + 3.25%, 4/22/28 (2)	8,240	8,267
		230,072
Food 1.8%		
Alphabet Holding, FRN, 3M USD LIBOR + 7.75%, 7.843%, 9/26/25	1,514	1,521
Arterra Wines Canada, FRN, 1M USD LIBOR + 3.50%, 4.25%, 11/24/27	1,696	1,697
Atkins Nutritionals Holdings, FRN, 1M USD LIBOR + 3.75%, 4.75%, 7/7/24	8,282	8,310
Bellring Brands, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/21/24	6,872	6,917
Chobani, FRN, 1M USD LIBOR + 3.50%, 4.50%, 10/25/27 (2)	2,359	2,365
City Brewing, FRN, 1M USD LIBOR + 3.50%, 4.25%, 4/5/28	4,510	4,504
Froneri U.S., FRN, 1M USD LIBOR + 5.75%, 5.843%, 1/31/28	1,645	1,662
Shearer's Foods, FRN, 1M USD LIBOR + 3.50%, 4.25%, 9/23/27	3,035	3,036
Triton Water Holdings, FRN, 1M USD LIBOR + 3.50%, 4.00%, 3/31/28	11,360	11,346
Upfield USA, FRN, 3M USD LIBOR + 3.00%, 3.26%, 7/2/25	4,465	4,390
Woof Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/21/27	10,315	10,319
Woof Holdings, FRN, 1M USD LIBOR + 7.25%, 8.00%, 12/21/28	6,880	6,923
		62,990
Gaming 2.6%		
Caesars Resort Collection, FRN, 1M USD LIBOR + 4.50%, 4.593%, 7/21/25 (2)	18,002	18,050

Caesars Resort Collection, FRN, 3M USD LIBOR + 2.75%, 2.843%, 12/23/24	17,068	16,925
CCM Merger, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/4/25	4,902	4,906
CityCenter Holdings, FRN, 3M USD LIBOR + 2.25%, 3.00%, 4/18/24	11,236	11,147
Enterprise Development Authority, FRN, 1M USD LIBOR + 4.25%, 5.00%, 2/28/28 (2)(3)	11,620	11,634
Playtika Holding, FRN, 1M USD LIBOR + 2.75%, 2.843%, 3/13/28	3,440	3,425
Scientific Games International, FRN, 1M USD LIBOR + 2.75%, 2.843%, 8/14/24	18,542	18,349
Stars Group Holdings, FRN, 3M USD LIBOR + 3.50%, 3.703%, 7/10/25	5,031	5,046
		89,482
Health Care 13.8%		
ADMI, FRN, 1M USD LIBOR + 2.75%, 3.25%, 12/23/27	22,867	22,692
Albany Molecular Research, FRN, 1M USD LIBOR + 3.50%, 4.50%, 8/30/24	5,282	5,288
Aldevron, FRN, 1M USD LIBOR + 3.25%, 4.25%, 10/12/26	18,411	18,452
athenahealth, FRN, 1M USD LIBOR + 4.25%, 4.41%, 2/11/26	13,879	13,917
ATI Holdings Acquisition, FRN, 3M USD LIBOR + 3.50%, 4.50%, 5/10/23	11,976	11,961
Avantor Funding, FRN, 1M USD PRIME + 1.00%, 3.00%, 11/21/24	4,678	4,674
Azalea Topco, FRN, 1M USD LIBOR + 3.50%, 3.685%, 7/24/26	14,775	14,683
Azalea Topco, FRN, 1M USD LIBOR + 3.75%, 7/24/26 (2)	4,785	4,783
Azalea Topco, FRN, 1M USD LIBOR + 4.00%, 4.75%, 7/24/26	3,476	3,475
Bausch Health Americas, FRN, 3M USD LIBOR + 2.75%, 2.843%, 11/27/25	13,164	13,089
Bausch Health Americas, FRN, 3M USD LIBOR + 3.00%, 3.093%, 6/2/25	11,302	11,254
CAB SELAS, FRN, 3M EURIBOR + 3.50%, 3.50%, 2/9/28 (EUR)	2,770	3,362
Cano Health, FRN, 1M USD LIBOR + 4.75%, 5.324%, 11/23/27	7,571	7,571
Dino Grandparent, FRN, 1M USD LIBOR + 2.25%, 2.375%, 2/20/23 (3)	4,045	4,005
Envision Healthcare, FRN, 3M USD LIBOR + 3.75%, 3.843%, 10/10/25	5,792	4,932
Gainwell Acquisition, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/1/27	32,855	32,871
Heartland Dental, FRN, 3M USD LIBOR + 3.50%, 3.593%, 4/30/25	16,544	16,312
Heartland Dental, FRN, 3M USD LIBOR + 4.50%, 4.593%, 4/30/25	1,075	1,069
Insulet, FRN, 1M USD LIBOR + 3.25%, 3.75%, 5/4/28	6,975	6,975
LifePoint Health, FRN, 1M USD LIBOR + 3.75%, 3.843%, 11/16/25	12,747	12,741
Loire Finco Luxembourg, FRN, 1M USD LIBOR + 3.00%, 3.093%, 4/21/27	15,734	15,380
Maravai Intermediate Holdings, FRN, 1M USD LIBOR + 4.00%, 5.25%, 10/19/27	13,484	13,509
MED ParentCo, FRN, 1M USD LIBOR + 4.25%, 4.343%, 8/31/26	6,901	6,886

MED ParentCo, FRN, 1M USD LIBOR + 8.25%, 8.343%, 8/30/27	4,395	4,359
National Mentor Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 3/2/28	13,380	13,388
National Mentor Holdings, FRN, 1M USD LIBOR + 7.25%, 8.00%, 3/2/29	6,990	7,077
Netsmart, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/1/27	5,725	5,739
One Call, FRN, 1M USD LIBOR + 5.50%, 6.25%, 4/22/27	7,620	7,687
Option Care Health, FRN, 1M USD LIBOR + 3.75%, 3.843%, 8/6/26	12,084	12,092
Organon & Co., FRN, 1M USD LIBOR + 3.00%, 4/8/28 (2)	14,015	13,995
Ortho-Clinical Diagnostics, FRN, 3M USD LIBOR + 3.00%, 3.108%, 6/30/25	5,537	5,537
Pacific Dental Services, FRN, 1M USD LIBOR + 3.50%, 4.25%, 5/5/28	3,660	3,669
Pathway Vet Alliance, FRN, 1M USD LIBOR + 3.75%, 3.843%, 3/31/27	16,746	16,662
PetVet Care Centers, FRN, 1M USD LIBOR + 3.50%, 4.25%, 2/14/25 (2)	25,155	25,148
PetVet Care Centers, FRN, 3M USD LIBOR + 2.75%, 2.843%, 2/14/25	5,190	5,127
PetVet Care Centers, FRN, 3M USD LIBOR + 3.25%, 3.343%, 2/14/25	2,444	2,432
PetVet Care Centers, FRN, 3M USD LIBOR + 6.25%, 6.343%, 2/13/26	2,725	2,718
Phoenix Guarantor, FRN, 1M USD LIBOR + 3.25%, 3.343%, 3/5/26	3,274	3,238
Project Ruby Ultimate Parent, FRN, 1M USD LIBOR + 3.25%, 4.00%, 3/10/28	5,130	5,118
Roar BidCo, FRN, 3M EURIBOR + 3.50%, 4/22/28 (EUR) (2)	4,475	5,446
SAM Bidco, FRN, 1M USD LIBOR + 3.50%, 3.703%, 12/13/24 (3)	1,030	1,009
Select Medical, FRN, 3M USD LIBOR + 2.25%, 2.37%, 3/6/25	4,838	4,798
Sotera Health Holdings, FRN, 1M USD LIBOR + 2.75%, 3.25%, 12/11/26	3,110	3,094
Southern Veterinary Partners, FRN, 1M USD LIBOR + 4.00%, 5.00%, 10/5/27 (2)	5,391	5,398
Southern Veterinary Partners, FRN, 1M USD LIBOR + 7.75%, 8.75%, 10/5/28 (3)	1,410	1,412
Sunshine Luxembourg VII, FRN, 1M USD LIBOR + 3.00%, 4.50%, 10/1/26	10,749	10,779
Surgery Center Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 8/31/26 (2)	26,326	26,359
Team Health Holdings, FRN, 3M USD LIBOR + 2.75%, 3.75%, 2/6/24	8,565	8,244
U.S. Radiology Specialists, FRN, 1M USD LIBOR + 5.50%, 6.25%, 12/15/27	6,653	6,677
U.S. Renal Care, FRN, 3M USD LIBOR + 5.00%, 5.125%, 6/26/26	4,862	4,833
Verscend Holding, FRN, 1M USD LIBOR + 4.00%, 4.093%, 8/27/25	3,965	3,966

VetCor Professional Practices, FRN, 3M USD LIBOR + 3.00%, 3.197%, 7/2/25	4,255	4,201
Waystar Technologies, FRN, 1M USD LIBOR + 4.00%, 4.093%, 10/22/26	2,423	2,418
		472,501
Information Technology 11.5%		
Applied Systems, FRN, 1M USD LIBOR + 3.25%, 3.76%, 9/19/24 (2)	21,773	21,740
Applied Systems, FRN, 1M USD LIBOR + 5.50%, 6.25%, 9/19/25 (2)	20,592	20,739
Atlas Purchaser, FRN, 1M USD LIBOR + 5.25%, 6.00%, 5/8/28	5,550	5,437
Barracuda Networks, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/12/25	2,278	2,282
Barracuda Networks, FRN, 1M USD PRIME + 5.75%, 7.50%, 10/30/28	2,770	2,810
Boxer Parent, FRN, 1M USD LIBOR + 3.75%, 3.843%, 10/2/25	4,537	4,512
CCC Information Services, FRN, 1M USD LIBOR + 3.00%, 4.00%, 4/29/24 (2)	13,110	13,108
CommerceHub, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/29/27 (3)	5,456	5,477
CommerceHub, FRN, 1M USD LIBOR + 7.00%, 7.75%, 12/29/28 (3)	3,805	3,834
Concorde, FRN, 3M EURIBOR + 4.00%, 4.00%, 3/1/28 (EUR)	615	748
Conservice Midco, FRN, 1M USD LIBOR + 4.25%, 4.453%, 5/13/27	4,395	4,395
Cvent, FRN, 3M USD LIBOR + 3.75%, 3.843%, 11/29/24 (2)	12,166	11,808
Delta Topco, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/1/27	10,875	10,889
Delta Topco, FRN, 1M USD LIBOR + 7.25%, 8.00%, 12/1/28	5,065	5,135
ECI Macola, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/9/27 (2)	11,162	11,173
Epicor Software, FRN, 1M USD LIBOR + 3.25%, 4.00%, 7/30/27 (2)	32,432	32,394
Epicor Software, FRN, 1M USD LIBOR + 7.75%, 8.75%, 7/31/28	6,875	7,057
Greeneden U.S. Holdings II, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/1/27	8,484	8,496
Hyland Software, FRN, 1M USD LIBOR + 3.50%, 4.25%, 7/1/24	6,718	6,731
Hyland Software, FRN, 1M USD LIBOR + 6.25%, 7.00%, 7/7/25	14,942	15,004
Infinite Bidco, FRN, 1M USD LIBOR + 3.75%, 4.25%, 3/2/28	7,080	7,045
Infinite Bidco, FRN, 1M USD LIBOR + 7.00%, 7.50%, 3/2/29	6,160	6,183
Knot Worldwide, FRN, 3M USD LIBOR + 4.50%, 4.686%, 12/19/25	4,789	4,777
LogMeIn, FRN, 1M USD LIBOR + 4.75%, 4.845%, 8/31/27	6,324	6,323
Magnite, FRN, 1M USD LIBOR + 5.00%, 5.75%, 4/1/28	5,540	5,498
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 4.75%, 9/13/24	8,545	8,568
MH Sub I, FRN, 1M USD LIBOR + 6.25%, 6.343%, 2/23/29	19,651	19,880
MH Sub I, FRN, 3M USD LIBOR + 3.50%, 3.593%, 9/13/24 (2)	10,837	10,784
Mitchell International, FRN, 1M USD LIBOR + 4.25%, 4.75%, 11/29/24	5,172	5,186

Mitchell International, FRN, 3M USD LIBOR + 3.25%, 11/29/24 (2)	6,503	6,416
Mitchell International, FRN, 3M USD LIBOR + 7.25%, 7.343%, 12/1/25	4,505	4,497
Planview Parent, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/17/27	6,588	6,580
RealPage, FRN, 1M USD LIBOR + 3.25%, 3.75%, 4/24/28	14,085	14,064
RealPage, FRN, 3M USD LIBOR + 6.50%, 7.25%, 4/23/29	12,965	13,354
Shutterfly, FRN, 1M USD LIBOR + 6.00%, 7.00%, 9/25/26	7,416	7,440
Shutterfly, FRN, 1M USD LIBOR + 6.50%, 7.50%, 9/25/26	5,754	5,770
Solera, FRN, 3M USD LIBOR + 2.75%, 2.843%, 3/3/23	25,329	25,290
Sophia, FRN, 1M USD LIBOR + 3.75%, 4.50%, 10/7/27 (2)	12,745	12,774
Storable, FRN, 1M USD LIBOR + 3.25%, 3.75%, 4/17/28	1,610	1,602
TIBCO Software, FRN, 1M USD LIBOR + 7.25%, 7.35%, 3/3/28	2,110	2,135
Uber Technologies, FRN, 1M USD LIBOR + 3.50%, 3.593%, 4/4/25	5,187	5,184
Uber Technologies, FRN, 1M USD LIBOR + 3.50%, 3.593%, 2/25/27	16,655	16,645
Veritas U.S., FRN, 1M USD LIBOR + 5.00%, 6.00%, 9/1/25	4,748	4,776
		394,540
Lodging 0.3%		
Aimbridge Acquisition, FRN, 1M USD LIBOR + 6.00%, 6.75%, 2/2/26	1,771	1,770
Aimbridge Acquisition, FRN, 3M USD LIBOR + 3.75%, 3.843%, 2/2/26	1,916	1,864
Awaze, FRN, 3M EURIBOR + 4.25%, 4.25%, 5/9/25 (EUR)	2,100	2,553
Awaze, FRN, 3M EURIBOR + 8.00%, 5/9/26 (EUR) (2)	345	420
Casper Bidco Sasu, FRN, 3M EURIBOR + 3.88%, 3.88%, 7/31/26 (EUR)	740	871
Four Seasons Hotels, FRN, 3M USD LIBOR + 2.00%, 2.093%, 11/30/23	3,536	3,527
		11,005
Manufacturing 4.4%		
Apex Tool Group, FRN, 3M USD LIBOR + 5.25%, 6.50%, 8/1/24	18,622	18,638
CPI Holdco, FRN, 1M USD LIBOR + 4.00%, 4.093%, 11/4/26 (2)	27,851	27,886
Deliver Buyer, FRN, 1M USD LIBOR + 6.25%, 7.25%, 5/1/24 (3)	1,875	1,882
Deliver Buyer, FRN, 3M USD LIBOR + 5.00%, 5.203%, 5/1/24 (3)	2,639	2,642
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 3.00%, 4.00%, 7/19/24	1,081	1,080
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.50%, 7.25%, 5/6/29 (3)	4,880	4,929
Engineered Machinery Holdings, FRN, 3M EURIBOR + 3.75%, 5/6/28 (EUR) (2)	2,005	2,437
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 4.25%, 5.25%, 7/19/24	9,950	9,962
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 7.25%, 8.25%, 7/18/25	10,989	11,006
Filtration Group, FRN, 1M USD LIBOR + 3.75%, 4.50%, 3/29/25	8,196	8,201
Filtration Group, FRN, 3M USD LIBOR + 3.00%, 3.093%, 3/31/25	18,409	18,211

LTI Holdings, FRN, 1M USD LIBOR + 4.75%, 4.843%, 7/24/26	1,513	1,513
LTI Holdings, FRN, 3M USD LIBOR + 3.50%, 3.593%, 9/6/25	784	773
LTI Holdings, FRN, 3M USD LIBOR + 6.75%, 6.843%, 9/6/26	3,905	3,896
Pro Mach Group, FRN, 1M USD LIBOR + 3.50%, 4.50%, 3/7/25	8,169	8,163
Robertshaw U.S. Holding, FRN, 3M USD LIBOR + 3.25%, 4.50%, 2/28/25	6,327	6,078
SRAM, FRN, 1M USD LIBOR + 2.75%, 3.25%, 5/18/28 (2)	10,919	10,928
Thermon Holding, FRN, 3M USD LIBOR + 3.75%, 4.75%, 10/30/24 (3)	1,282	1,279
Watlow Electric Manufacturing, FRN, 1M USD LIBOR + 4.00%, 4.50%, 3/2/28	7,235	7,247
Welbilt, FRN, 3M USD LIBOR + 2.50%, 2.593%, 10/23/25	5,604	5,541
		152,292
Metals & Mining 0.0%		
TMS International, FRN, 1M USD LIBOR + 2.75%, 3.75%, 8/14/24 (3)	1,217	1,212
		1,212
Other Telecommunications 0.4%		
Cologix Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 5/1/28	7,420	7,420
Consolidated Communications, FRN, 1M USD LIBOR + 3.50%, 4.25%, 10/2/27	3,820	3,821
Flexential Intermediate, FRN, 3M USD LIBOR + 3.50%, 3.703%, 8/1/24	2,139	1,963
Flexential Intermediate, FRN, 3M USD LIBOR + 7.25%, 7.434%, 8/1/25	73	65
		13,269
Real Estate Investment Trust Securities 0.3%		
Claros Mortgage Trust, FRN, 1M USD LIBOR + 5.00%, 6.00%, 8/9/26 (3)	6,880	6,898
KREF Holdings X, FRN, 1M USD LIBOR + 4.75%, 5.75%, 9/1/27 (3)	2,768	2,782
		9,680
Restaurants 1.9%		
Flynn Restaurant Group, FRN, 3M USD LIBOR + 7.00%, 7.093%, 6/29/26 (3)	2,475	2,425
Golden Nugget, FRN, 1M USD LIBOR + 2.50%, 3.25%, 10/4/23	7,786	7,720
IRB Holding, FRN, 1M USD LIBOR + 3.25%, 4.25%, 12/15/27	22,369	22,354
K-MAC Holdings, FRN, 3M USD LIBOR + 3.00%, 3.093%, 3/14/25	4,295	4,281
K-MAC Holdings, FRN, 3M USD LIBOR + 6.75%, 6.843%, 3/16/26	7,040	7,015
Tacala Investment, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/5/27	8,019	8,000
Tacala Investment, FRN, 1M USD LIBOR + 7.50%, 8.25%, 2/4/28	9,120	9,103
Zaxby's Operating, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/28/27	3,805	3,806
		64,704
Retail 2.0%		
CNT Holdings I, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/8/27 (2)	15,850	15,870
CNT Holdings I, FRN, 1M USD LIBOR + 6.75%, 7.50%, 11/6/28	6,765	6,833

Harbor Freight Tools USA, FRN, 1M USD LIBOR + 3.00%, 3.75%, 10/19/27	5,514	5,522
Mattress Firm, FRN, 1M USD LIBOR + 5.25%, 6.25%, 11/26/27 (3)	3,188	3,228
Petco Health & Wellness, FRN, 1M USD LIBOR + 3.25%, 4.00%, 3/3/28	7,200	7,195
PetSmart, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/11/28	18,990	19,047
Rent-A-Center, FRN, 1M USD LIBOR + 4.00%, 4.75%, 2/17/28	3,960	3,981
Rising Tide Holdings, FRN, 1M USD LIBOR + 4.75%, 6/1/28 (2)(3)	4,910	4,873
Winterfell Financing, FRN, 3M EURIBOR + 3.50%, 3.50%, 5/4/28 (EUR)	1,650	2,000
		68,549
Satellites 2.3%		
Gogo Intermediate Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 4/30/28	10,235	10,190
Intelsat Jackson Holdings, 8.625%, 1/2/24	2,783	2,828
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 5.50%, 6.50%, 7/13/22	3,734	3,753
Intelsat Jackson Holdings, FRN, 1M USD PRIME + 4.75%, 8.00%, 11/27/23 (2)	13,710	13,912
Intelsat Jackson Holdings, FRN, 3M USD LIBOR + 6.50%, 8.75%, 1/2/24	1,070	1,088
Iridium Satellite, FRN, 1M USD LIBOR + 2.75%, 3.75%, 11/4/26	28,335	28,397
Telesat, FRN, 1M USD LIBOR + 2.75%, 2.85%, 12/7/26	9,384	8,997
Xplornet Communications, FRN, 1M USD LIBOR + 4.75%, 4.843%, 6/10/27	8,583	8,594
		77,759
Services 11.1%		
Advantage Sales & Marketing, FRN, 1M USD LIBOR + 5.25%, 6.00%, 10/28/27	7,885	7,937
AlixPartners LLP, FRN, 1M USD LIBOR + 2.75%, 3.25%, 2/4/28	4,920	4,899
Allied Universal Holdco, FRN, 1M USD LIBOR + 3.75%, 5/5/28 (2)	3,180	3,187
Ascend Learning, FRN, 1M USD LIBOR + 3.75%, 4.75%, 7/12/24	8,627	8,637
Ascend Learning, FRN, 3M USD LIBOR + 3.00%, 4.00%, 7/12/24 (2)	31,049	30,999
Camelot Finance, FRN, 1M USD LIBOR + 3.00%, 3.093%, 10/30/26 (2)	6,958	6,933
Camelot Finance, FRN, 1M USD LIBOR + 3.00%, 4.00%, 10/30/26	1,716	1,717
CoreLogic, FRN, 1M USD LIBOR + 3.50%, 4/14/28 (2)	24,090	23,970
CoreLogic, FRN, 3M USD LIBOR + 0.00%, 4/13/29 (2)(3)	13,585	13,653
DG Investment Intermediate Holdings 2, FRN, 1M USD LIBOR + 3.75%, 4.313%, 3/18/28	4,190	4,184
DG Investment Intermediate Holdings 2, FRN, 1M USD LIBOR + 6.75%, 7.50%, 3/30/29	3,120	3,110
Dun & Bradstreet, FRN, 1M USD LIBOR + 3.25%, 3.34%, 2/6/26	9,679	9,646
EG America, FRN, 1M USD LIBOR + 4.25%, 3/31/26 (2)	13,165	13,116
EG America, FRN, 3M USD LIBOR + 4.00%, 4.203%, 2/7/25	13,102	12,964

EG Finco, FRN, 3M EURIBOR + 7.00%, 4/10/27 (EUR) (2)	12,000	14,530
GFL Environmental, FRN, 1M USD LIBOR + 3.00%, 3.50%, 5/30/25	8,335	8,350
IG Investments Holdings, FRN, 3M USD LIBOR + 3.50%, 5/23/25 (2)	3,155	3,156
Mermaid Bidco, FRN, 1M USD LIBOR + 4.25%, 5.00%, 12/22/27	2,883	2,876
Presidio Holdings, FRN, 1M USD LIBOR + 3.50%, 3.685%, 1/22/27	1,664	1,656
Prime Security Services Borrower, FRN, 1M USD LIBOR + 2.75%, 3.50%, 9/23/26	6,362	6,358
Project Boost Purchaser, FRN, 1M USD LIBOR + 3.50%, 3.594%, 6/1/26	2,590	2,570
Renaissance Holdings, FRN, 3M USD LIBOR + 3.25%, 3.343%, 5/30/25	2,704	2,675
Renaissance Holdings, FRN, 3M USD LIBOR + 7.00%, 7.093%, 5/29/26	6,560	6,549
Sabre GLBL, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/17/27	6,194	6,225
SCS Holdings I, FRN, 1M USD LIBOR + 3.50%, 3.593%, 7/1/26	2,853	2,842
Skopima Merger Sub, FRN, 1M USD LIBOR + 4.00%, 4.50%, 4/30/28	7,585	7,515
Staples, FRN, 3M USD LIBOR + 5.00%, 5.176%, 4/16/26 (2)	27,943	27,252
TruGreen, FRN, 1M USD LIBOR + 4.00%, 4.75%, 11/2/27	1,307	1,309
TruGreen, FRN, 1M USD LIBOR + 8.50%, 9.25%, 11/2/28 (2)(3)	4,335	4,422
UKG, FRN, 1M USD LIBOR + 3.25%, 4.00%, 5/4/26	43,087	43,141
UKG, FRN, 1M USD LIBOR + 6.75%, 7.50%, 5/3/27 (2)	45,730	46,845
USIC Holdings, FRN, 1M USD LIBOR + 3.75%, 5/12/28 (2)	3,985	3,975
USIC Holdings, FRN, 1M USD LIBOR + 6.50%, 5/14/29 (2)(3)	4,155	4,207
VeriFone Systems, FRN, 3M USD LIBOR + 4.00%, 4.147%, 8/20/25	4,744	4,675
Verisure Holding, FRN, 3M EURIBOR + 3.50%, 3/27/28 (EUR) (2)	4,235	5,146
Vertical U.S. Newco, FRN, 1M USD LIBOR + 4.25%, 4.478%, 7/30/27	22,045	22,115
White Cap Buyer, FRN, 1M USD LIBOR + 4.00%, 4.50%, 10/19/27	9,365	9,376
		382,717
Transportation 0.1%		
Omnitracs, FRN, 1M USD LIBOR + 4.25%, 4.358%, 3/21/25	2,180	2,177
Omnitracs, FRN, 1M USD LIBOR + 8.00%, 8.093%, 9/29/28	2,740	2,740
		4,917
Utilities 1.9%		
AI Alpine U.S. Bidco, FRN, 1M USD LIBOR + 3.00%, 3.20%, 10/31/25	6,751	6,548
Brookfield WEC Holdings, FRN, 1M USD LIBOR + 2.75%, 3.25%, 8/1/25	6,497	6,452
Eastern Power, FRN, 1M USD LIBOR + 3.75%, 4.75%, 10/2/25	5,914	5,413
Exgen Renewables IV, FRN, 1M USD LIBOR + 2.75%, 3.75%, 12/15/27	7,099	7,104
PG&E, FRN, 1M USD LIBOR + 3.00%, 3.50%, 6/23/25	32,116	31,835
Pike, FRN, 1M USD LIBOR + 3.00%, 3.10%, 1/21/28	7,725	7,707
		65,059

Wireless Communications 3.0%		
Asurion, FRN, 1M USD LIBOR + 3.00%, 3.093%, 11/3/23	6,056	6,039
Asurion, FRN, 1M USD LIBOR + 3.25%, 3.343%, 12/23/26	21,078	20,966
Asurion, FRN, 1M USD LIBOR + 5.25%, 5.343%, 1/31/28	27,331	27,616
Asurion, FRN, 1M USD PRIME + 3.00%, 3.093%, 11/3/24	9,441	9,398
Asurion, FRN, 1M USD PRIME + 3.25%, 3.343%, 7/31/27	20,275	20,174
CCI Buyer, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/17/27	17,095	17,116
		101,309
Total Bank Loans (Cost $2,992,477)		**3,027,566**
CONVERTIBLE PREFERRED STOCKS 1.0%		
Energy 0.4%		
Targa Resources, Series A, 9.50%, Acquisition Date: 10/30/17 - 2/10/21, Cost $12,950 (4)(5)	13	13,525
		13,525
Energy Services 0.1%		
NuStar Energy, VR, 10.75% (4)(6)	105	2,973
		2,973
Health Care 0.3%		
Avantor, Series A, 6.25%, 5/15/22	92	9,225
		9,225
Insurance 0.0%		
Alliant Services, Series A, Acquisition Date: 11/6/20, Cost $2,093 (5)(7)	2	2,132
		2,132
Utilities 0.2%		
American Electric Power, 6.125%, 3/15/22	60	2,979
American Electric Power, 6.125%, 8/15/23	53	2,655
		5,634
Total Convertible Preferred Stocks (Cost $28,310)		**33,489**
CORPORATE BONDS 6.9%		
Aerospace & Defense 0.1%		
TransDigm, 8.00%, 12/15/25 (6)	2,940	3,179
		3,179
Airlines 1.1%		
American Airlines, 5.50%, 4/20/26 (6)	2,810	2,961
American Airlines, 5.75%, 4/20/29 (6)	3,895	4,168
American Airlines, 11.75%, 7/15/25 (6)	10,740	13,479

Delta Air Lines, 4.75%, 10/20/28 (6)	3,505	3,828
Delta Air Lines, 7.00%, 5/1/25 (6)	2,175	2,528
Hawaiian Brand Intellectual Property, 5.75%, 1/20/26 (6)	2,095	2,216
Mileage Plus Holdings, 6.50%, 6/20/27 (6)	2,615	2,863
United Airlines, 4.375%, 4/15/26 (6)	3,445	3,570
United Airlines, 4.625%, 4/15/29 (6)	2,940	3,043
		38,656
Automotive 0.3%		
Adient U.S., 9.00%, 4/15/25 (6)	970	1,069
Clarios Global, 6.25%, 5/15/26 (6)	2,950	3,149
Tenneco, 7.875%, 1/15/29 (6)	2,780	3,107
Tesla, 5.30%, 8/15/25 (6)	3,770	3,902
		11,227
Banking 0.2%		
Citizens Bank, FRN, 3M USD LIBOR + 0.72%, 0.874%, 2/14/22	2,285	2,294
Goldman Sachs Group, FRN, 3M USD LIBOR + 0.78%, 0.966%, 10/31/22	3,035	3,043
JPMorgan Chase &, FRN, 3M USD LIBOR + 1.00%, 1.184%, 1/15/23	2,085	2,097
		7,434
Beverages 0.1%		
Anheuser-Busch InBev Worldwide, FRN, 3M USD LIBOR + 0.74%, 0.928%, 1/12/24	3,260	3,287
		3,287
Broadcasting 0.3%		
Diamond Sports Group, 5.375%, 8/15/26 (6)	5,980	4,440
iHeartCommunications, 6.375%, 5/1/26	45	48
Townsquare Media, 6.875%, 2/1/26 (6)	1,870	1,975
Univision Communications, 9.50%, 5/1/25 (6)	2,920	3,220
Urban One, 7.375%, 2/1/28 (6)	1,560	1,650
		11,333
Building & Real Estate 0.2%		
Cushman & Wakefield U.S. Borrower, 6.75%, 5/15/28 (6)	3,645	3,941
Realogy Group, 7.625%, 6/15/25 (6)	1,010	1,096
		5,037
Cable Operators 0.3%		
Altice France Holding, 10.50%, 5/15/27 (6)	5,685	6,353
Charter Communications Operating, FRN, 3M USD LIBOR + 1.65%, 1.826%, 2/1/24	4,060	4,175
		10,528
Consumer Products 0.2%		
Life Time, 5.75%, 1/15/26 (6)	4,590	4,739
		4,739

Container 0.0%		
Trivium Packaging Finance, FRN, 3M EURIBOR + 3.75%, 3.75%, 8/15/26 (EUR) (6)	380	463
		463
Drugs 0.2%		
AbbVie, FRN, 3M USD LIBOR + 0.65%, 0.799%, 11/21/22	3,000	3,020
Bristol-Myers Squibb, FRN, 3M USD LIBOR + 0.38%, 0.536%, 5/16/22	3,935	3,948
		6,968
Energy 0.5%		
CITGO Petroleum, 7.00%, 6/15/25 (6)	3,725	3,865
NGL Energy Operating, 7.50%, 2/1/26 (6)	8,720	9,047
NGL Energy Partners, 7.50%, 11/1/23	3,239	3,142
Tallgrass Energy Partners, 7.50%, 10/1/25 (6)	1,980	2,153
		18,207
Entertainment & Leisure 0.2%		
Carnival, 9.875%, 8/1/27 (6)	3,620	4,240
Cedar Fair, 5.50%, 5/1/25 (6)	185	193
Royal Caribbean Cruises, 11.50%, 6/1/25 (6)	1,620	1,875
		6,308
Financial 0.8%		
Acrisure, 7.00%, 11/15/25 (6)	2,115	2,155
Acrisure, 10.125%, 8/1/26 (6)	6,045	6,793
Advisor Group Holdings, 10.75%, 8/1/27 (6)	2,520	2,804
Aretec Escrow Issuer, 7.50%, 4/1/29 (6)	4,500	4,584
AssuredPartners, 7.00%, 8/15/25 (6)	2,200	2,238
GTCR AP Finance, 8.00%, 5/15/27 (6)	2,935	3,133
HUB International, 7.00%, 5/1/26 (6)	4,750	4,928
		26,635
Food Processing 0.1%		
General Mills, FRN, 3M USD LIBOR + 1.01%, 1.20%, 10/17/23	2,105	2,138
		2,138
Health Care 0.1%		
Becton Dickinson & Company, FRN, 3M USD LIBOR + 1.03%, 1.161%, 6/6/22	2,130	2,148
Tenet Healthcare, 7.50%, 4/1/25 (6)	2,255	2,413
		4,561
Information Technology 0.7%		
Boxer Parent, 7.125%, 10/2/25 (6)	2,020	2,161
Boxer Parent, 9.125%, 3/1/26 (6)	2,325	2,459
Expedia Group, 6.25%, 5/1/25 (6)	1,269	1,477
Photo Holdings Merger Sub, 8.50%, 10/1/26 (6)	9,700	10,561
Solera, 10.50%, 3/1/24 (6)	2,485	2,550
Veritas U.S., 7.50%, 9/1/25 (6)	2,925	3,027
		22,235

SHORT-TERM INVESTMENTS 11.3%		
Money Market Funds 11.3%		
T. Rowe Price Government Reserve Fund, 0.02% (8)(9)	387,014	387,014
Total Short-Term Investments (Cost $387,014)		**387,014**
Total Investments in Securities 107.4% of Net Assets (Cost $3,640,133)		**$ 3,689,386**

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(2)	All or a portion of this loan is unsettled as of May 31, 2021. The interest rate for unsettled loans will be determined upon settlement after period end.
(3)	See Note 2. Level 3 in fair value hierarchy.
(4)	Perpetual security with no stated maturity date.
(5)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $15,657 and represents 0.5% of net assets.
(6)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $205,815 and represents 6.0% of net assets.
(7)	Non-income producing
(8)	Seven-day yield
(9)	Affiliated Companies
1M CAD CDOR	One month CAD CDOR (Canadian Dollar offered rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro
FRN	Floating Rate Note

(Amounts in 000s)

SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)**	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Barclays Bank, Protection Sold (Relevant Credit: American Airlines Group, Caa1*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/21	540	14	(24)	38
Barclays Bank, Protection Sold (Relevant Credit: Tesla, B1*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/21	2,100	4	(2)	6
Citibank, Protection Sold (Relevant Credit: American Airlines Group, Caa1*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/21	900	23	(5)	28
Goldman Sachs, Protection Sold (Relevant Credit: United Airlines Holdings, Ba3*), Receive 5.00% Quarterly, Pay upon credit default, 6/20/21	2,000	25	(5)	30
JPMorgan Chase, Protection Sold (Relevant Credit: American Airlines Group, Caa1*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/21	915	23	(35)	58
Total Bilateral Credit Default Swaps, Protection Sold			**(71)**	**160**
Total Return Swaps 0.0%				
JPMorgan Chase, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 0.187% (3M USD LIBOR) Quarterly, 9/20/21	11,740	76	–	76
JPMorgan Chase, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 0.187% (3M USD LIBOR) Quarterly, 9/20/21	4,050	5	(1)	6
JPMorgan Chase, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 0.187% (3M USD LIBOR) Quarterly, 12/20/21	13,500	(61)	(5)	(56)

The accompanying notes are an integral part of these financial statements.

May 31, 2021

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($000s)

		Year Ended 5/31/21
Investment Income (Loss)		
Income		
Interest		$ 114,186
Dividend		1,141
Total income		115,327
Expenses		
Investment management		14,217
Shareholder servicing		
Investor Class	$ 1,088	
Advisor Class	22	
I Class	10	1,120
Rule 12b-1 fees		
Advisor Class		34
Prospectus and shareholder reports		
Investor Class	31	
I Class	4	
Z Class	2	37
Interest and borrowing-related		857
Registration		236
Custody and accounting		182
Legal and audit		78
Directors		6
Miscellaneous		22
Waived / paid by Price Associates		(7,856)
Total expenses		8,933
Net investment income		106,394
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		(2,479)
Swaps		806
Forward currency exchange contracts		(2,390)
Foreign currency transactions		110
Net realized loss		(3,953)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Floating Rate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has four classes of shares: the Floating Rate Fund (Investor Class), the Floating Rate Fund–Advisor Class (Advisor Class), the Floating Rate Fund–I Class (I Class), and the Floating Rate Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/ or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

($000s)	Level 1	Level 2	Level 3	Total Value
Assets				
Corporate Bonds	$ —	$ 235,859	$ —	$ 235,859
Bank Loans	—	2,896,160	131,406	3,027,566
Convertible Preferred Stocks	—	33,489	—	33,489
Equity Mutual Funds	5,458	—	—	5,458
Short-Term Investments	387,014	—	—	387,014
Total Securities	392,472	3,165,508	131,406	3,689,386
Swaps*	—	204	—	204
Total	$ 392,472	$ 3,165,712	$ 131,406	$ 3,689,590
Liabilities				
Swaps	$ —	$ 61	$ —	$ 61
Forward Currency Exchange Contracts	—	402	—	402
Total	$ —	$ 463	$ —	$ 463

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2021, totaled $2,417,000 for the year ended May 31, 2021. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets		
Credit derivatives	Bilateral Swaps and Premiums, Centrally Cleared Swaps*	$ 204
Total		$ 204
Liabilities		
Foreign exchange derivatives	Forwards	$ 402
Credit derivatives	Bilateral Swaps and Premiums	61
Total		$ 463

* The fair value presented includes cumulative gain (loss) on centrally cleared swaps; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations		
	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)			
Foreign exchange derivatives	$ (2,390)	$ —	$ (2,390)
Credit derivatives	—	806	806
Total	$ (2,390)	$ 806	$ (1,584)
Change in Unrealized Gain (Loss)			
Foreign exchange derivatives	$ 169	$ —	$ 169
Credit derivatives	—	617	617
Total	$ 169	$ 617	$ 786

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2021, cash of $270,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of May 31, 2021, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of May 31, 2021, cash of $715,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2021, the notional amount of protection sold by the fund totaled $7,355,000 (0.2% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,757,785,000 and $1,487,161,000, respectively, for the year ended May 31, 2021.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the character of net currency losses.

Distributions during the years ended May 31, 2021 and May 31, 2020, totaled $105,583,000 and $86,294,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2021, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At May 31, 2021, the effective annual group fee rate was 0.28%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $60,000 remain subject to repayment by the fund at May 31, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended May 31, 2021, expenses incurred pursuant to these service agreements were $69,000 for Price Associates; $170,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2021, the fund was allocated $360,000 of Spectrum Funds’ expenses. Of these amounts, $232,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At May 31, 2021, approximately 23% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2021, approximately 77% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of May 31, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,794,966 shares of the I Class, representing 7% of the I Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2021, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of May 31, 2021.

NOTE 7 - BORROWING

The fund, together with certain other U.S. registered funds (the U.S. borrowers) and foreign investment funds managed by Price Associates or an affiliate (collectively, the participating funds), is party to an $800 million, 364-day, syndicated credit facility (the facility). Excluding commitments designated for the foreign investment funds, the fund can borrow up to an aggregate commitment amount of $700 million on a first-come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. Interest is charged to the U.S. borrowers at a rate equal to 1.25% plus the Federal Funds rate. A commitment fee, equal to 0.15% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal, administrative and upfront fees are recognized as incurred. All fees allocated to the U.S. borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the year ended May 31, 2021, the fund incurred $482,000 in commitment fees. At May 31, 2021, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $700,000,000.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Floating Rate Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Floating Rate Fund, Inc. (the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $448,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $448,000 of the fund's income qualifies for the dividends-received deduction.

For nonresident alien shareholders, $102,784,000 of income dividends are interest-related dividends.

For shareholders subject to interest expense deduction limitation under Section 163(j), $105,755,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the Advisor Class and I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group), and the fund’s total expenses ranked in the second and third quintiles (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2011 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, Chair of the Board, Director, and Chief Executive Officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [190]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Floating Rate Fund	Principal Occupation(s)

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen M. Finamore, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Paul M. Massaro, CFA (1975) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. Trivino (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Rebecca Willey (1987) Assistant Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,481,000 and $3,671,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Floating Rate Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2021